LITMAN GREGORY FUNDS TRUST

Supplement dated August 25, 2016 to

Statement of Additional Information (the “SAI”) of the Litman Gregory Funds Trust

dated April 30, 2016, as supplemented

Notice to Existing and Prospective Shareholders of the Litman Gregory Masters International Fund:

Effective June 30, 2016, Pictet Asset Management Limited was added as a sub-advisor, and Fabio Paolini and Benjamin (Ben) Beneche are added as portfolio managers, to the Litman Gregory Masters International Fund.

The following information is added to the table in the section entitled “Additional Portfolio Manager Information-Other

Accounts Managed by Portfolio Managers” on page 46 of the SAI dated April 30, 2016:

Fund and Portfolio Manager (Firm)	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
International Fund
Fabio Paolini* (Pictet)	2	$1,110,000,500	5	$802,103,637	10	$1,601,284,622
Benjamin (Ben) Beneche* (Pictet)	2	$1,110,000,500	5	$802,103,637	10	$1,601,284,622

*	Information is as of August 1, 2016.

The following information is added to the table in the section entitled “Additional Portfolio Manager Information-Other

Accounts that Pay Performance-Based Advisory Fees Managed by the Portfolio Managers” on page 47 of the

SAI dated April 30, 2016:

Fund and Portfolio Manager (Firm)	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
International Fund
Fabio Paolini* (Pictet Asset Management Limited)	0	$0	0	$0	0	$0
Benjamin (Ben) Beneche* (Pictet Asset Management Limited)	0	$0	0	$0	0	$0

*	Information is as of August 1, 2016.

The following information is added after the section entitled “Additional Portfolio Manager Information-Conflicts of Interest-Passport Capital, LLC” on page 52 of the SAI dated April 30, 2016:

PICTET ASSET MANAGEMENT LIMITED (“Pictet”)

Sub-Advisor to the International Fund

Pictet is governed by The Financial Conduct Authority (FCA). The FCA is a financial regulatory body in the United Kingdom, but operates independently of the UK government, and is financed by charging fees to members of the financial services industry. Pictet is required under FCA rules (a) to take all reasonable steps to identify conflicts of interest between (i) Pictet (including its staff or any person directly, or indirectly linked to us by control) and a client, or (ii) one client and another; (b) maintain and operate effective organizational and administrative arrangements with a view to taking all reasonable steps to prevent conflicts of interest from constituting or giving rise to a material risk of damage to the interests of our clients; and (c) establish, implement and maintain an effective written conflicts of interest policy (“the Conflicts of Interest Policy”) which identifies those conflicts of interest which constitute or may give rise to a conflict of interest entailing a material risk of damage to the interests of one or more clients and the procedures which are followed to manage such conflicts.

Pictet is also registered with the SEC which has similar requirements for the identification and management of conflicts of interest. This includes the requirement to make full and fair disclosure to clients of all material facts about the advisory relationship, particularly regarding conflicts of interest.

The following information is added after the section entitled “Additional Portfolio Manager Information-Compensation Structures and Methods-Passport” on page 59 of the SAI dated April 30, 2016:

PICTET

Sub-Advisor to the International Fund

Pictet’s remuneration policy aligns individuals’ pay with the interests of our clients and the long-term performance of the business.

Pictet’s Managing Partners, as part of the responsibilities of the Partners’ Committee, oversee all remuneration policies and provide independent oversight for remuneration decisions. The Partners’ attention to a sound risk management approach protects investors, the Pictet Group, Pictet, and employees. Pictet’s remuneration policy complies with regulatory requirements and external best practices.

An individual’s total compensation typically comprises a fixed salary; a performance related bonus; Pictet Parts (linking pay to Group results); and, for key senior executives, Long-Term Incentive Plan Units (linking pay to the long-term growth and continued success of Pictet). The variable elements of pay create a direct link between pay and performance, aligning our staff’s incentives with the best interests of our clients. The appropriate mix of different pay elements and deferrals ensures that an individual’s compensation is appropriately stable over time and encourages responsible risk-taking and sustainable performance for our clients.

The following information is added to the table in the section entitled “Additional Portfolio Manager Information-Portfolio Manager Securities Ownership” on page 60 of the SAI dated April 30, 2016:

Portfolio Manager/ Fund(s) Managed	Dollar Range of Securities Owned
Fabio Paolini*
International Fund	A
Benjamin (Ben) Beneche*
International Fund	A

*	Information is as of August 1, 2016.

Key of Dollar Ranges for Table: A - None; B - $1 to $10,000; C - $10,001 to $50,000; D - $50,001 to $100,000; E - $100,001 - $500,000; F - $500,001 - $1,000,000; G - Over $1,000,000.

The following information is added after the section entitled “Proxy Voting Policies and Procedures-Passport” on page 74 of the SAI dated April 30, 2016:

PICTET

Sub-Advisor to the International Fund

Pictet will accept the authority to vote client securities, and outsources the administration of all voting activities to ISS, a firm specializing in the provision of corporate governance services. ISS will perform the voting activities based on the proxy voting policy issued by Pictet. Pictet’s proxy voting policy can be obtained upon request from Pictet. Pictet’s proxy voting policy is reasonably designed to assist Pictet in voting proxies in the best interests of its clients. Pictet’s proxy voting policy addresses matters that are commonly submitted to shareholders of a company for voting, including but not limited to, issues relating to the board of directors, capital structure, auditors, mergers and corporate restructuring. ISS provides Pictet with a monthly report that includes the details of all resolutions and their respective votes, and various statistical analyses.

Please keep this Supplement with your Statement of Additional Information.